                                                                    EXHIBIT 10.2

                                WARRANT AGREEMENT

This WARRANT AGREEMENT, dated as of March 14, 2001, is between The Hockey Company, a corporation organized and existing under the laws of Delaware (the "Company"), and Caisse de depot et placement du Quebec, a legal person constituted under the laws of Quebec (the "Holder").

                                    RECITALS

A. Pursuant to a Restated and Amended Credit Agreement, dated as of March 14, 2001, executed among others by the Company as borrower (the "Borrower"), and the Holder, the Holder has extended credit to the Borrower on the terms and conditions set forth therein (as amended and modified from time to time in accordance with its terms, the "Credit Agreement").

B. Pursuant to the Credit Agreement, as a portion of the inducement to Holder to extend the credit provided for therein and as a condition thereto, the Company has agreed to issue certain common share purchase warrants as provided herein (the "Warrants") permitting Holder to purchase voting shares of common stock of the Company with a par value of US $0.01 (the "Common Shares"), with the Common Shares issuable by the Company upon exercise of the Warrants referred to herein as the "Warrant Shares".

C. The parties intend that capitalized terms used but not defined herein will have the meanings given to them in the Credit Agreement.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the Holder's extension of credit to the Borrower pursuant to the Credit Agreement and of the covenants herein, the parties hereto agree as follows:

1.       WARRANT CERTIFICATES

         The Warrants shall be evidenced by three or more certificates, in the form appended hereto as Exhibit A, B and C (the "Warrant
         Certificate(s)").

2.       EXECUTION OF THE WARRANT CERTIFICATES

         The Warrant Certificates shall be signed on behalf of the Company by any one of the following officers of the Company: Chairman of the Board, Chief Operating Officer, President, Vice President, Secretary or Assistant Secretary.

         Each such signature upon the Warrant Certificates may be in the form of a facsimile signature and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

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                                                                         Page 2


         Any Warrant Certificate may be signed on behalf of the Company by any person described above, who at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such a proper officer.

3.       REGISTRATION

         The Company shall number and register the Warrant Certificates in a register upon issuance by the Company. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and the Company shall not be affected by any notice to the contrary.

4.       REGISTRATION OF TRANSFERS AND EXCHANGES

         Subject to Sections 18 and 19 hereof, the Company shall from time to time register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof accompanied by a written instrument or instruments of transfer duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney in the form of Exhibit D hereto. Upon any such registration of transfer, a new Warrant Certificate or Warrant Certificates shall be issued to the transferee(s) and the surrendered Warrant Certificate(s) shall be cancelled by the Company.

         Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor registered in the name of the holder(s) and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be cancelled by the Company.

5.       ISSUANCE OF WARRANTS

         Concurrently with the Company's execution hereof, the Company will issue the Warrant Certificates and deliver them to the Holder.

6.       NUMBER AND TERMS OF WARRANTS; EXERCISE OF WARRANTS

          6.1. NUMBER AND TERMS OF WARRANTS. The Warrants shall be issued on the following terms, certain of which terms are subject to adjustment as provided in this Agreement:

                  6.1.1    Number of Common Shares:

                           On the date hereof, Warrant A to purchase 539,974 Common Shares* (representing 7.5% on a fully diluted basis, as of the date

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                                                                         Page 3

                           of this Agreement), Warrant B to purchase 583,755 Common Shares* (representing 7.5% on a fully diluted basis, as of the date of this Agreement) and Warrant C to purchase 409,653 Common Shares* (representing 5% on a fully diluted basis, as of the date of this Agreement), subject to adjustment in Section 9 below.

                           It is agreed between the Holder and the Company that if by May 14, 2001 a fully financed firm offer is received by the Company which would be sufficient to repay Facility 2 and if Facility 2 is so repaid in full as a result of the above-mentioned offer no later than June 13, 2001, Warrants issued as of the date hereof which represent the right to 179,991 Common Shares (representing 2.5% on a fully diluted basis, as of the date of this Agreement) shall be promptly returned by the Holder to the Company for cancellation and shall be of no further force or effect.

                           Notwithstanding anything to the contrary herein, it is agreed between the parties that (i) Warrant B will only be exercisable by the Holder on or after February 28, 2002 if (x) the consolidated EBITDA of the Company for the fiscal year ended December 31, 2001 is less than US $23 million (which amount shall exclude the amount of the Restructuring Fees) and (y) Facility 2 has not been completely repaid in cash prior to or on February 28, 2002, and (ii) Warrant C will be exercisable by the Holder on or after October 31, 2002 only if Facility 2 has not been completely repaid in cash prior to or on such date.

                           In the event that the conditions set forth above for the exercise of Warrant B or Warrant C have not been satisfied the Warrant in question shall be promptly returned by the Holder to the Company and shall be of no further force or effect.

                  6.1.2    Exercise Price:       US $0.01 per common share**

                  6.1.3    Exercise Period:      Warrant  A: From and after the
                                                 date of  issuance  of the
                                                 Warrant  Certificate until
                                                 complete repayment of all the
                                                 Loans

                                                 Warrant B: From and after
                                                 February 28, 2002, if Facility
                                                 2 has not been completely
                                                 repaid in cash, until complete
                                                 repayment of all the Loans.

                                                 Warrant C: From and after
                                                 October 31, 2002, if Facility 2
                                                 has not been completely repaid
                                                 in cash, until complete
                                                 repayment of all the Loans

                  * Subject to adjustment as provided in Section 9 below.

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                                                                          Page 4

                  ** Not subject to adjustment.

                  For the purposes hereof, "on a fully diluted basis" means, on any date of determination, after giving effect to (i) all of the Common Shares issued and outstanding on the date of determination, PLUS (ii) the number of Common Shares issuable on the date of determination upon exercise of the warrants in favour of Phoenix Home Life Mutual Insurance Company set forth in Schedule A attached hereto.

         6.2.     EXERCISE OF WARRANTS.

                  6.2.1 EXERCISE AT HOLDER'S ELECTION. Subject to applicable law, the Holder may elect, in its sole discretion, to exercise one or more of the Warrants, in whole or in part, at any time during (but not prior to) the Exercise Period set forth in Section 6.1, in the manner specified in paragraph 6.2.2 below.

                  6.2.2 GENERAL PROVISIONS REGARDING EXERCISE. To exercise any Warrant, in whole or in part, the Holder shall deliver to the Company during the Exercise Period (a) the Warrant Certificates for the Warrants being exercised,
                         (b) written notice, in substantially the form of the Exercise Form appended hereto as Exhibit E, of such Holder's election to exercise such Warrants, which notice shall specify the number of Common Shares to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered and (c) payment of the Exercise Price with respect to such Common Shares. Such payment may be made, at the option of the Holder, by cash, certified or bank cashier's check or wire transfer or as otherwise provided in Section
                         6.2.3. Each exercise of a Warrant shall, upon delivery of all of the foregoing to the Company before 5:00 p.m. on the date representing the last date the Exercise Period is applicable, be irrevocable.

                         Upon such surrender of Warrant Certificates, delivery of the Exercise Form and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant holder and in such name or names as the holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants, provided, however, that if any issuance, consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in Section 9 hereof, or a tender offer or an exchange offer for Common Shares of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two (2) business

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                                                                         Page 5

                         days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant
                         Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                         The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a Warrant Certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued pursuant to the provisions of this Section.

                         All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Company.

                  6.2.3 PAYMENT OF EXERCISE PRICE. Payment shall be made or, with respect to clause (ii) below, deemed to be made, at any time with respect to Warrants being exercised hereunder (i) by the payment to the Company by cash, check and/or wire transfer, of an amount equal to the Exercise Price multiplied by the number of Warrants then being exercised or (ii) if, and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, at the option of the Holder, by surrendering to the Company for cancellation a number of Warrants equal to
                         (a) the aggregate Exercise Price divided by (b) the fair market value (as determined below) of one Warrant Share, in which case the number of Warrant Shares to be issued to the Holder upon such exercise shall be computed using the following formula:

                           X =    Y(A-B)
                                  ------
                                     A

                           X = the number of Warrant Shares to be issued to
                               the Holder.

                           Y = the number of Warrant Shares with respect to which the Warrant is being exercised and with respect to which the right to receive Warrant Shares is being cancelled.

                           A = the fair market value of one Warrant Share

                           B = the Exercise Price


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                                                                         Page 6


                           provided, that in the case of a cashless exercise pursuant to clause (ii) of this subsection, the Holder shall only be entitled to surrender for cancellation the right to receive shares that may then be issued upon exercise of the Warrants.

                           As used herein, the "fair market value of one Warrant Share" shall mean the average, for the 30 trading days ending with the trading day which is two trading days prior to the date of such surrender, of:

                           (a) the closing price as of 4:00 p.m., New York City time, on such day, of the Warrant Shares sold on the primary national securities exchange(s) on which the Warrant Shares may at the time be listed, or

                           (b) if there have been no sales on such exchange(s) on any such trading day, the average of the highest bid and lowest asked prices on such exchange(s) as of 4:00 p.m., New York City time, on such day, or

                           (c) if the Warrant Shares are not so listed, the closing price as of 4:00 p.m., New York City time, on such day, of the Warrant Shares sold on the Nasdaq National Market ("Nasdaq"), or

                           (d) if there have been no sales on Nasdaq on any such trading day, the average of the highest bid and lowest asked prices quoted on Nasdaq as of 4:00 p.m., New York City time, on such day, or

                           (e) if on any such trading day the Warrant Shares are not quoted on Nasdaq, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; or

                           (f) if in the good faith determination of the Board of Directors of the Company the price calculated pursuant to clause (e) above is not an accurate fair market value price, then the price as determined in good faith by the Board of Directors of the Company.

7.       MUTILATED OR MISSING WARRANT CERTIFICATES

         In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall, upon request of the holder, issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of

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                                                                          Page 7


         Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate.

8.       RESERVATION OF WARRANT SHARES

         The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of the Warrants, the maximum number of Common Shares which may then be deliverable upon the exercise of all outstanding Warrants.

         The Company or, if appointed, the transfer agent for the Common Shares and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase represented by the Warrants or other successor thereto (collectively, the "Transfer Agent"), will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 10 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 11 hereof.

         Before taking any action which would cause an adjustment pursuant to
         Section 9 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its legal counsel (which may be counsel employed by the Company), be reasonably necessary in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares at the Exercise Price as so adjusted.

         The Company represents, warrants and covenants that all Warrant Shares which may be issued upon exercise of Warrants have been duly authorized and will, upon issue, be validly issued, fully paid, nonassessable, free of preemptive rights, and free from all taxes, liens, charges, security interest and adverse claims with respect to the issue thereof and will have issued in compliance with all requirements of applicable securities laws.

9.       ADJUSTMENT OF NUMBER OF WARRANT SHARES ISSUABLE

         The Common Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

          9.1. Reclassification or Merger. In the event of any reclassification, change or conversion of Common Shares issuable upon exercise of the Warrants (other than a change as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a

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                                                                         Page 8


               continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of the Warrants), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute new Warrants (in form and substance satisfactory to the Holder) providing that the Holder shall have the right to exercise such new Warrants and upon such exercise to receive, in lieu of each Common Shares theretofore issuable upon exercise of the Warrants, the kind and amount of Common Shares, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of Common Shares. Such new Warrants shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The provisions of this Subsection 9.1 shall similarly apply to successive reclassifications, changes, mergers and sales.

          9.2. Subdivision or consolidation of Shares. If the Company, at any time while any of the Warrants remain outstanding and unexpired, subdivides or consolidates its Common Shares, the number of Common Shares issuable upon exercise of any of the Warrants shall be proportionately adjusted such that the aggregate Exercise Price of the Warrants shall at all times remain equal.

          9.3. Stock Dividends. If the Company, at any time while any of the Warrants remain outstanding and unexpired, pays any dividends payable in Common Shares (except any distribution specifically provided for in the foregoing Subsections 9.1 and 9.2), the number of Common Shares issuable upon exercise of any of the Warrants shall be proportionately adjusted such that the aggregate Exercise Price of the Warrants shall at all time remain equal.

          9.4. No Impairment. The Company will not, by way of amendment to its constituting documents or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by itself, but will at all times in good faith assist in the fulfilment of all of the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

          9.5. Issuance of Shares upon the exercise of options and warrants. In the event that the Company issues additional Common Shares after the date hereof and prior to the end of the Exercise Period as a result of the exercise by a holder of the management options or the warrants with a strike price of $16.92 set forth in Schedule A hereto (an "Adjustment Event"), the number of Common Shares represented by the Warrants shall be increased

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                                                                        Page 9


               so as to reflect the increased number of Common Shares necessary to grant the Holder the same percentage of Common Shares which it would have received immediately prior to the Adjustment Event in accordance with the calculation referred to in Section 6.1.1. For further clarity, it is agreed between the parties that the calculation of the Common Shares issued and outstanding on the date of determination shall not include any new issuance of Common Shares not attributable to an Adjustment Event.

          9.6. If a dispute shall at any time arise with respect to adjustments provided for above, such dispute shall be conclusively determined by such firm of nationally recognized independent chartered or public accountants as may be selected by a majority of the directors of the Company and any further determination shall be binding upon the Company and the Holder hereof.

10.      FRACTIONAL INTEREST

         The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay to the holder in lieu of such fractional interest an amount in cash determined by multiplying such fractional interest by the fair market value of one Warrant Share (as determined in Subsection 6.2.3 herein).

11.      NOTICES TO WARRANT HOLDERS

         The Company shall notify the Holder forthwith of any event which would give rise to an adjustment as set forth in Section 9 above.

12.      RIGHTS AS SHAREHOLDERS

         Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter. The Warrants, however, grant certain other rights which are set forth in that certain agreement dated March 14 among the Holder, the Company and WS Acquisition LLC.

13.      NOTICES TO COMPANY

         Any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company), as follows:

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                                                                       Page 10


         13.1.    the Company:
                  The Hockey Company
                  139 Harvest Lane
                  P.O. Box 1200
                  Willisten, Vermont
                  05495,  U.S.A.

                  Attention: President
                  Telecopier: (802) 872-4226

         13.2.    the Holder:

                  Caisse de depot et placement du Quebec
                  c/o CDP Capital d'Amerique
                  2001 McGill College
                  Montreal, Quebec
                  H3A 1G1

                  Attention: Diane Favreau
                  Telecopier: (514) 847-2493

14.      MODIFICATION AND WAIVER

         This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

15.      SUCCESSORS

         All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

16.      TERMINATION

         This Agreement will terminate (other than the last paragraph of Section 8, and Sections 24 and 25 which shall survive) on the date all Warrants have been exercised or have expired.

17.      GOVERNING LAW; JURISDICTION AND VENUE

          17.1. This Agreement and each Warrant Certificate issued hereunder shall be construed and enforced in accordance with and governed by the internal laws of the State of New York without giving effect to the conflicts of law principles thereof (other than NYGOL Sections 5-1401 and 5-1402).

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                                                                        Page 11


         17.2. (A) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Federal or State court located in the Borough of Manhattan, the City of New York, in any action or proceeding arising out of or relating to this Agreement, each Warrant Certificate issued hereunder or any other related document to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (B) Nothing in this Agreement or any of the Warrant Certificates issued hereunder shall affect any right that the Holder may otherwise have to bring any action or proceeding relating to this Agreement or any of the Warrant Certificates issued hereunder against the Company or its properties in the courts of any other jurisdiction.

         17.3. The Company irrevocably consents to the service of any and all process in any suit, action or proceeding referred to in Section 17.2(A) by mailing of copies of such process to it at its address as provided in Section 13. All mailings under this Section shall be by certified mail, return receipt requested. Nothing in this Agreement or any of the Warrant Certificates issued hereunder will affect the right of any party to this Agreement, or any of the Warrant Certificates issued hereunder, to serve process in any other manner permitted by law.

         17.4. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the Warrant Certificates issued hereunder in any court referred to in Section 17.2(A). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding referred to in Section 17.2(A) in any such court.

18.      TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANTS

         The Warrants may be transferred or assigned in whole or in part by the Holder to any Lender under the Credit Agreement and in compliance with all applicable securities laws. Subject to compliance with such laws, title to the Warrants may be transferred by endorsement of the Warrant Certificate and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

19.      EXCHANGE OF WARRANT UPON A TRANSFER

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                                                                        Page 12


         On surrender of the Warrant Certificate for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Agreement with respect to compliance with applicable securities laws and with the limitations on assignments and transfers contained in Section 18, the Company at its expense shall issue to or on the Holder a new Warrant Certificate of like tenor, in the name of the Holder or as the Holder may direct, for the number of shares issuable upon exercise hereof.

20.      COMPLIANCE WITH SECURITIES LAWS

         The Holder agrees that the Holder will not offer, sell or otherwise dispose of this Warrant or Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable securities laws. Prior to any proposed transfer of this Warrant, the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under applicable laws, whereupon the Holder shall be entitled to transfer this Warrant in accordance with the terms of its notice. Any such transfer by the Holder shall be subject to compliance with Section 18 herein.

21.      BENEFITS OF THIS AGREEMENT

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Holder and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Holder and the registered holders of the Warrant Certificates.

22.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposed be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

23.      LEGENDED CERTIFICATES

         23.1. Each Warrant Certificate originally issued to a person within the United States, as well as all certificates issued in exchange for or in substitution of the foregoing securities, will bear a legend to the following effect:

               "The securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and may be offered, sold or otherwise transferred only (a) to the Company, (b) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with any applicable state securities laws, (c) pursuant to an exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder and in compliance with any applicable state securities laws or (d) with the prior written consent of the Company, pursuant to another exemption from registration under the U.S. Securities Act and any applicable state securities laws."

         23.2. Certificates representing Warrant Shares issued upon the exercise of Warrants which bear the legend set forth in 23.1 above will bear the following legend:

               "The securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and may be offered, sold or otherwise transferred only (a) to the Company, (b) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with any applicable state securities laws, (c) pursuant to an exemption for registration under the U.S. Securities Act provided by Rule 144 thereunder and in compliance with any applicable state securities laws or (d) with the prior written consent of the Company, pursuant to another exemption from registration under the U.S. Securities Act and any applicable state securities laws. Delivery of this certificate may not constitute good delivery in settlement of transactions on stock exchanges in Canada. A new certificate bearing no legend may be obtained from the Company upon delivery of this certificate and a duly executed declaration, in a form satisfactory to the Company, to the effect that such sale is being made in accordance with Rule 904 of Regulations S under the U.S. Securities Act."

               The legend referred to above may be removed in connection with a resale of Warrant Shares made by a holder pursuant to Rule 904 of Regulation S under the U.S. Securities Act upon the delivery to the Company of a declaration in the form of Exhibit D hereto duly executed by such holder.

         23.3. If a Warrant Certificate tendered for transfer bears the legend set forth in Subsection 23.1:

               23.3.1 the transfer may be made to a U.S. Person (as defined in
                      Regulation S of the U.S. Securities Act), or person in the United States, provided that the transfer is made in accordance with the terms of such legend and provided further that the Warrant Certificate issued to such transferee shall also bear such legend; or

               23.3.2 if the Warrants are being sold outside the United States under Rule 904 of Regulation S, the legend may be removed by providing a declaration to the Company to the effect set forth in Exhibit D to this Agreement, or in such other form as the Company from time to time prescribes.

24.      PAYMENT OF TAXES

         The Company shall pay any and all issue, documentary, stamp or other taxes (other than income taxes applicable to the Holder) that may be payable in respect of any issuance or delivery of Warrant Shares. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of Warrant Shares in a name other than that of the Holder, and no such issuance or delivery shall be made unless and until the Person to which issuance and delivery is to be made has paid to the Company the amount of any such tax, or has established (including through the provision of written documentation), to the reasonable satisfaction of the Company, that such tax has been or will be paid or is not an obligation of the Company.

25.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Holder that:

         25.1. Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has all corporate requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted; and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed.

         25.2. Authority. The Company has all requisite power and authority to enter into and perform all of its obligations under this Agreement, to issue the Warrants and the Warrant Shares and to carry out the transactions contemplated hereby. The Company has taken all corporate or stockholder actions necessary to authorize it to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby.

         25.3. Validity. This Agreement is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally.

         25.4. Capitalization. A true and complete list of the authorized and/or outstanding shares of capital stock and outstanding options and warrants of the Company as of the date hereof is set forth on Schedule A hereto. Except as described on Schedule A attached hereto, there are no options, rights, agreements, arrangements or commitments to which the Company or any of its subsidiaries is a party or by which any of them is bound obligating any of them: (a) to issue, deliver or sell, or refrain from issuing, delivering or selling, any shares of capital stock of, or any other interest in, the Company or any subsidiary of the Company, or to grant, extend or enter into any such option, right, agreement, arrangement or commitment, (b) to repurchase, redeem, otherwise acquire, or to refrain from repurchasing, redeeming or otherwise acquiring, any shares of capital stock of, or any other interest in, the Company or any subsidiary of the Company, or to grant, extend or enter into any such option, right, agreement, arrangement or commitment or (c) to vote, or to refrain from voting, any shares of capital stock of, or any other interest in, the Company or any subsidiary of the Company.

         25.5. Indemnity. The Company agrees to indemnify and hold harmless Holder and any affiliates, directors, employees and agents of Holder against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever, including the reasonable fees and disbursements of counsel, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever), arising out of or based upon any breach or failure by the Company to comply with any representation, warranty, covenant, or agreement made by the Company herein.

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                            THE HOCKEY COMPANY

                            Per:           /s/ Russell David
                                           ----------------------------------
                                           Russell David
                                           Chief Operating Officer

                            CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

                            Per:           /s/ Diane Favreau
                                           ----------------------------------
                                           Diane Favreau

                            Per:           /s/ James McMullan
                                           ----------------------------------
                                           James McMullan

                                    EXHIBIT A

                           Form of Warrant Certificate

                                                                           No. A

                                                           539,974 Common Shares

                               Warrant Certificate

                               The Hockey Company
             (Incorporated under the laws of the State of Delaware)

This Warrant Certificate certifies that Caisse de depot et placement du Quebec, or registered assigns, is the registered holder of 539,974 Warrants expiring on the date ("Exercise Period") set forth in the Warrant Agreement (as defined below) (the "Warrants") to purchase voting shares of common stock with a par value of US $0.01 (the "Common Shares"), of The Hockey Company, a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before the expiry of the Exercise Period one fully paid and non-assessable Common Share as presently constituted (a "Warrant Share") at the aggregate exercise price (the "Exercise Price") of US $0.01 per Common Share payable upon surrender of this Warrant Certificate and payment of the Exercise Price as provided in the Warrant Agreement, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein. The number of Warrant Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

No Warrant may be exercised after the expiry of the Exercise Period and to the extent not exercised by such time such Warrants shall become void.

This Warrant Certificate shall be construed and enforced in accordance with and governed by the internal laws of the State of New York without giving effect to the conflicts of law principles thereof (other than NYGOL Sections 5-1401 and 5-1402).

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the date set forth in the Warrant Agreement (as hereafter defined) entitling the holder on exercise to receive Common Shares, and are issued or to be issued pursuant to a Warrant Agreement dated as of March 14, 2001 (the "Warrant Agreement"), duly executed and delivered by the Company to Caisse de depot et placement du Quebec (the "Holder"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holder and the holders (the words "holders" or "holder" meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

Warrants may be exercised in accordance with the provisions of the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate and an Exercise Form (in the form attached to the Warrant Agreement) properly completed and executed, together with payment of the Exercise Price as provided in the Warrant Agreement. In the event that upon any exercise of Warrants evidenced the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, the Company shall issue to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Shares issuable upon exercise of this Warrant.

The Warrant Agreement provides that upon the occurrence of certain events the number of Common Shares issuable upon the exercise of each Warrant shall be adjusted. No fractions of a Common Share will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's common stock or other securities purchasable upon the exercise of the Warrants are closed for any purposes, the Company shall not be required to make delivery of certificates for the securities purchasable upon exercise until the date of the reopening of said transfer books.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In witness whereof, The Hockey Company has caused this Warrant Certificate to be signed by its President and by its Secretary.

Dated March 14, 2001

                             The Hockey Company

                             Per:   _________________________
                                    Russell David
                                    Chief Operating Officer

                                    EXHIBIT B

                           Form of Warrant Certificate

                                                                           No. B

                                                           583,755 Common Shares

                               Warrant Certificate

                               The Hockey Company
             (Incorporated under the laws of the State of Delaware)

This Warrant Certificate certifies that Caisse de depot et placement du Quebec, or registered assigns, is the registered holder of 583,755 Warrants expiring on the date ("Exercise Period") set forth in the Warrant Agreement (as defined below) (the "Warrants") to purchase voting shares of common stock with a par value of US $0.01 (the "Common Shares"), of The Hockey Company, a Delaware corporation (the "Company"). Subject to the next paragraph of this Warrant Certificate, each Warrant entitles the holder upon exercise to receive from the Company on or before the expiry of the Exercise Period one fully paid and non-assessable Common Share as presently constituted (a "Warrant Share") at the aggregate exercise price (the "Exercise Price") of US $0.01 per Common Share payable upon surrender of this Warrant Certificate and payment of the Exercise Price as provided in the Warrant Agreement, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein. The number of Warrant Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

THIS WARRANT CERTIFICATE IS EXERCISABLE BY THE HOLDER ONLY ON OR AFTER FEBRUARY 28, 2002 IF (x) THE CONSOLIDATED EBITDA OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 IS LESS THAN US $23 MILLION (WHICH AMOUNT SHALL EXCLUDE THE AMOUNT OF THE RESTRUCTURING FEES) (AN "EBITDA SHORTFALL") AND (y) FACILITY 2 HAS NOT BEEN COMPLETELY REPAID IN CASH PRIOR TO OR ON FEBRUARY 28, 2002 ("FACILITY 2 NON-REPAYMENT"). IN THE EVENT THAT THERE HAS NOT BEEN AN EBITDA SHORTFALL AND A FACILITY 2 NON-REPAYMENT, THEN THIS WARRANT SHALL BE PROMPTLY RETURNED BY THE HOLDER TO THE COMPANY AND SHALL BE OF NO FURTHER FORCE OR EFFECT.

No Warrant may be exercised before the Exercise Period or after the expiry of the Exercise Period and to the extent not exercised by such time such Warrants shall become void.

This Warrant Certificate shall be construed and enforced in accordance with and governed by the internal laws of the State of New York without giving effect to the conflicts of law principles thereof (other than NYGOL Sections 5-1401 and 5-1402).

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the date set forth in the Warrant Agreement (as hereafter defined) entitling the holder on exercise to receive Common Shares, and are issued or to be issued pursuant to a Warrant Agreement dated as of March 14, 2001 (the "Warrant Agreement"), duly executed and delivered by the Company to Caisse de depot et placement du Quebec (the "Holder"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holder and the holders (the words "holders" or "holder" meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

Warrants may be exercised in accordance with the provisions of the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate and an Exercise Form (in the form attached to the Warrant Agreement) properly completed and executed, together with payment of the Exercise Price as provided in the Warrant Agreement. In the event that upon any exercise of Warrants evidenced the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, the Company shall issue to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Shares issuable upon exercise of this Warrant.

The Warrant Agreement provides that upon the occurrence of certain events the number of Common Shares issuable upon the exercise of each Warrant shall be adjusted. No fractions of a Common Share will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's common stock or other securities purchasable upon the exercise of the Warrants are closed for any purposes, the Company shall not be required to make delivery of certificates for the securities purchasable upon exercise until the date of the reopening of said transfer books.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In witness whereof, The Hockey Company has caused this Warrant Certificate to be signed by its President and by its Secretary.

Dated March 14, 2001

                             The Hockey Company

                             Per:   _________________________
                                    Russell David
                                    Chief Operating Officer

                                    EXHIBIT C

                           Form of Warrant Certificate

                                                                           No. C

                                                           409,653 Common Shares

                               Warrant Certificate

                               The Hockey Company
             (Incorporated under the laws of the State of Delaware)

This Warrant Certificate certifies that Caisse de depot et placement du Quebec, or registered assigns, is the registered holder of 409,653 Warrants expiring on the date ("Exercise Period") set forth in the Warrant Agreement (as defined below) (the "Warrants") to purchase voting shares of common stock with a par value of US $0.01 (the "Common Shares"), of The Hockey Company, a Delaware corporation (the "Company"). Subject to the next paragraph of this Warrant Certificate, each Warrant entitles the holder upon exercise to receive from the Company on or before the expiry of the Exercise Period one fully paid and non-assessable Common Share as presently constituted (a "Warrant Share") at the aggregate exercise price (the "Exercise Price") of US $0.01 per Common Share payable upon surrender of this Warrant Certificate and payment of the Exercise Price as provided in the Warrant Agreement, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein. The number of Warrant Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

THIS WARRANT IS EXERCISABLE ON OR AFTER OCTOBER 31, 2002 ONLY IF FACILITY 2 HAS NOT BEEN COMPLETELY REPAID IN CASH PRIOR TO OR ON SUCH DATE. IF FACILITY 2 HAS BEEN COMPLETELY REPAID IN CASH PRIOR TO SUCH DATE, THIS WARRANT SHALL BE PROMPTLY RETURNED BY THE HOLDER TO THE COMPANY AND SHALL BE OF NO FURTHER FORCE OR EFFECT.

No Warrant may be exercised after the expiry of the Exercise Period and to the extent not exercised by such time such Warrants shall become void.

This Warrant Certificate shall be construed and enforced in accordance with and governed by the internal laws of the State of New York without giving effect to the conflicts of law principles thereof (other than NYGOL Sections 5-1401 and 5-1402).

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the date set forth in the Warrant Agreement (as hereafter defined) entitling the holder on exercise to receive Common Shares, and are issued or to be issued pursuant to a Warrant Agreement dated as of March 14, 2001 (the "Warrant Agreement"), duly executed and delivered by the Company to Caisse de depot et placement du Quebec (the "Holder"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holder and the holders (the words "holders" or "holder" meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

Warrants may be exercised in accordance with the provisions of the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate and an Exercise Form (in the form attached to the Warrant Agreement) properly completed and executed, together with payment of the Exercise Price as provided in the Warrant Agreement. In the event that upon any exercise of Warrants evidenced the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, the Company shall issue to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Shares issuable upon exercise of this Warrant.

The Warrant Agreement provides that upon the occurrence of certain events the number of Common Shares issuable upon the exercise of each Warrant shall be adjusted. No fractions of a Common Share will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's common stock or other securities purchasable upon the exercise of the Warrants are closed for any purposes, the Company shall not be required to make delivery of certificates for the securities purchasable upon exercise until the date of the reopening of said transfer books.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In witness whereof, The Hockey Company has caused this Warrant Certificate to be signed by its President and by its Secretary.

Dated March 14, 2001

                                  The Hockey Company

                                  Per:   _________________________
                                         Russell David
                                         Chief Operating Officer

                                    EXHIBIT D

                                  TRANSFER FORM

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                     (name)

                                    (address)

the Warrants represented by this Warrant Certificate and hereby appoints The Hockey Company, as its attorney with full power of substitution to transfer the Warrants on the appropriate Warrant register.

FURTHERMORE, the undersigned certifies that (one (only) of the following must be checked):

   / / at the time of transfer it is within the United States, and such sale, assignment and transfer is being made to a person in the United States in accordance with Rule 144 under the U.S. Securities Act (and the transferee understands that it will receive legended securities); or

  / / such sale, assignment and transfer is being made, and the offer of the securities being sold, assigned and transferred was made, to a person not in the United States.

DATED the day of ___, ________



                                                   ---------------------------
                                                   Signature of Warrantholder

Guaranteed by:


------------------------
Authorized Signature Number

NOTE: The signature to this transfer must correspond with the name as recorded on the Warrant Certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Member of the Securities Transfer Agents Medallion Program (STAMP).

                                    EXHIBIT E

                                  EXERCISE FORM

TO:      THE HOCKEY COMPANY

THE HOLDER HEREBY SUBSCRIBES FOR _________________ Common Shares of The Hockey Company (or such number of shares or other security or property to which such subscription entitles the undersigned in lieu thereof under the provision of the Warrant Agreement) at the price of US $0.01 per common share and on the other terms set out in the applicable Warrant Certificate and Warrant Agreement and check one: / / encloses herewith a certified cheque, bank draft or money order in U.S. dollars payable to The Hockey Company in payment of the aggregate subscription price therefor, or / / elects the cashless exercise specified in clause (ii) of Section 6.2.3 of the Warrant Agreement.

The undersigned hereby irrevocably directs that the Common Shares be delivered, subject to the conditions set out in this certificate and the provisions of the Warrant Agreement, and that the said Common Shares be registered as follows:

     NAME(S) IN FULL          ADDRESS(ES)          NUMBER OF COMMON
                         (INCLUDE POSTAL CODE)           SHARES
     ---------------     ---------------------     ----------------



                                      TOTAL:

(Please print full name in which certificate(s) are to be issued. If any of the Common Shares are to be issued to a person or persons other than the Warrantholder, the Transfer Form must also be completed and the Warrantholder must pay to the Company all requisite taxes or other government charges, if any.)

In order to exercise any Warrants, the person exercising must check one of the following:

                               [PLEASE CHECK ONE]

/ / The undersigned certifies that the undersigned is not a U.S. Person and is not exercising this warrant on behalf of or for the account of a U.S. Person; OR

/ / Attached hereto is an opinion of United States counsel or other evidence to the effect that the issuance of securities upon exercise of Warrants evidenced by this Warrant Certificates is exempt from registration under the U.S. Securities Act.

DATED this ___ day of _________, _______


                                        -------------------------------
                                        Signature of Subscriber*

                                        Name of Subscriber:_________________

                                        Address of Subscriber:________________

                                        (Include Postal Code) ________________

                                                              ________________

                                                              ________________

*This signature must correspond exactly with the name appearing on the registration panel.